Hamilton Insurance Group, Ltd. Supplementary Financial Information March 31, 2024 Investor Contact Investor.Relations@hamiltongroup.com

Hamilton Insurance Group, Ltd.

Table of Contents

		Page
I.	**Basis of Presentation**	1
II.	**Financial Highlights**	
	Financial Highlights	4
	Key Operating and Financial Metrics	5
III.	**Summary Consolidated Results**	
	Statements of Operations	6
	Consolidated Balance Sheets	7
	Reconciliation of Consolidated GAAP Balance Sheet to Unconsolidated Balance Sheet	8
	Net Investment Return	9
	Fixed Maturity and Short-Term Investments	10
IV.	**Segment Results**	
	Consolidated Underwriting Results	11
	5Q Consolidated Underwriting Results - Group	12
	5Q Underwriting Results - International	13
	5Q Underwriting Results - Bermuda	14
V.	**Other Information**	
	Modeled Exposure to Catastrophe Losses (PML)	15
	Non-GAAP Measures	16

1 Basis of Presentation All financial information contained herein is unaudited, however, certain information relating to the consolidated balance sheet at the most recent year end is derived from or agrees to audited financial information. Unless otherwise noted, all data is in thousands, except for share and per share amounts and ratio information. This information is being provided for informational purposes only. It should be read in conjunction with the documents filed by Hamilton Insurance Group, Inc. ("Hamilton") with the U.S Securities and Exchange Commission, including its Form 10-Q. Special Note Regarding Forward-Looking Statements This information includes “forward looking statements” pursuant to the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by the use of terms such as “believes,” “expects,” “may,” “will,” “target,” “should,” “could,” “would,” “seeks,” “intends,” “plans,” “contemplates,” “estimates,” or “anticipates,” or similar expressions which concern our strategy, plans, projections or intentions. These forward-looking statements appear in a number of places throughout and relate to matters such as our industry, growth strategy, goals and expectations concerning our market position, future operations, margins, profitability, capital expenditures, liquidity and capital resources and other financial and operating information. By their nature, forward-looking statements: speak only as of the date they are made; are not statements of historical fact or guarantees of future performance; and are subject to risks, uncertainties, assumptions, or changes in circumstances that are difficult to predict or quantify. Our expectations, beliefs, and projections are expressed in good faith and we believe there is a reasonable basis for them. However, there can be no assurance that management’s expectations, beliefs and projections will be achieved and actual results may vary materially from what is expressed in or indicated by the forward-looking statements. There are a number of risks, uncertainties, and other important factors that could cause our actual results to differ materially from the forward-looking statements contained herein. Such risks, uncertainties, and other important factors include, among others, the risks, uncertainties and factors set forth in “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 (the “Form 10-K”) and other subsequent periodic reports filed with the Securities and Exchange Commission and the following: • our results of operations and financial condition could be adversely affected by unpredictable catastrophic events, global climate change or emerging claim and coverage issues; • our business could be materially adversely affected if we do not accurately assess our underwriting risk, our reserves are inadequate to cover our actual losses, our models or assessments and pricing of risks are incorrect or we lose important broker relationships; • the insurance and reinsurance business is historically cyclical and the pricing and terms for our products may decline, which would affect our profitability and ability to maintain or grow premiums; • we have significant foreign operations that expose us to certain additional risks, including foreign currency risks and political risk; • we do not control the allocations to and/or the performance of the Two Sigma Hamilton Fund, LLC ("TS Hamilton Fund")’s investment portfolio, and its performance depends on the ability of its investment manager, Two Sigma Investments, LP (“Two Sigma”), to select and manage appropriate investments and we have a limited ability to withdraw our capital accounts; • Two Sigma Principals, LLC, Two Sigma and their respective affiliates have potential conflicts of interest that could adversely affect us; • the historical performance of Two Sigma is not necessarily indicative of the future results of the TS Hamilton Fund’s investment portfolio or of our future results;

2 Basis of Presentation (continued) Special Note Regarding Forward-Looking Statements (continued) • our ability to manage risks associated with macroeconomic conditions resulting from geopolitical and global economic events, including public health crises, current or anticipated military conflicts, terrorism, sanctions, rising energy prices, inflation and interest rates and other global events; • our ability to compete successfully with more established competitors and risks relating to consolidation in the reinsurance and insurance industries; • downgrades, potential downgrades or other negative actions by rating agencies; • our dependence on key executives, including the potential loss of Bermudian personnel as a result of Bermuda employment restrictions, and the inability to attract qualified personnel, particularly in very competitive hiring conditions; • our dependence on letter of credit facilities that may not be available on commercially acceptable terms; • our potential need for additional capital in the future and the potential unavailability of such capital to us on favorable terms or at all; • the suspension or revocation of our subsidiaries’ insurance licenses; • risks associated with our investment strategy, including such risks being greater than those faced by competitors; • changes in the regulatory environment and the potential for greater regulatory scrutiny of the Company going forward; • a cyclical downturn of the reinsurance industry; • operational failures, failure of information systems or failure to protect the confidentiality of customer information, including by service providers, or losses due to defaults, errors or omissions by third parties or our affiliates; • we are a holding company with no direct operations, and our insurance and reinsurance subsidiaries’ ability to pay dividends and other distributions to us is restricted by law; • risks relating to our ability to identify and execute opportunities for growth or our ability to complete transactions as planned or realize the anticipated benefits of our acquisitions or other investments; • our potentially becoming subject to U.S. federal income taxation, Bermuda taxation or other taxes as a result of a change of tax laws or otherwise; • the potential characterization of us and/or any of our subsidiaries as a passive foreign investment company, or PFIC; • our potentially becoming subject to U.S. withholding and information reporting requirements under the U.S. Foreign Account Tax Compliance Act, or FATCA, provisions; • our costs will increase as a result of operating as a public company, and our management will be required to devote substantial time to complying with public company regulations; • if we were to identify a material weakness and were unable to remediate such material weakness, or fail to achieve and maintain effective internal controls, our operating results and financial condition could be impacted and the market price of our Class B common shares may be negatively affected; • the lack of a prior public market for our Class B common shares means our share price may be volatile and anti-takeover provisions contained in our organizational documents could delay management changes; • the potential that the market price of our Class B common shares could decline due to future sales of shares by our existing shareholders; • applicable insurance laws, which could make it difficult to effect a change of control of our company; and • investors may have difficulties in serving process or enforcing judgments against us in the United States. There may be other factors that could cause our actual results to differ materially from the forward-looking statements, including factors disclosed under the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Form 10-K and other subsequent periodic reports filed with the Securities and Exchange Commission. You should evaluate all forward-looking statements made herein in the context of these risks and uncertainties.

3 Basis of Presentation (continued) Special Note Regarding Forward-Looking Statements (continued) You should read this information completely and with the understanding that actual future results may be materially different from expectations. We caution you that the risks, uncertainties, and other factors referenced above may not contain all of the risks, uncertainties and other factors that are important to you. In addition, we cannot assure you that we will realize the results, benefits, or developments that we expect or anticipate or, even if substantially realized, that they will result in the consequences or affect us or our business in the way expected. All forward-looking statements contained herein apply only as of the date hereof and are expressly qualified in their entirety by these cautionary statements. We undertake no obligation to publicly update or revise any forward-looking statements to reflect subsequent events or circumstances.

Financial Highlights

($ in thousands)	Three Months Ended March 31, 2024	2023
Net income (loss) attributable to common shareholders	$ 157,174	$ 51,492
Underwriting income (loss)		
Gross premiums written	$ 721,941	$ 538,164
Net premiums written	514,880	348,498
Net premiums earned	385,303	283,902
Underwriting income (loss)	$ 32,522	$ 34,063
Key Ratios:		
Attritional loss ratio - current year	57.2%	49.1%
Attritional loss ratio - prior year development	3.1%	0.6%
Catastrophe loss ratio - current year	0.0%	1.8%
Catastrophe loss ratio - prior year development	0.0%	0.8%
Loss and loss adjustment expense ratio	60.3%	52.3%
Acquisition cost ratio	21.9%	22.9%
Other underwriting expense ratio	9.3%	12.7%
Combined ratio	91.5%	87.9%
Investments		
Total assets	$ 7,349,025	$ 6,114,260
Total cash and invested assets[(1)]	4,195,642	3,482,726
Total investment return[(2)]	$ 147,831	$ 35,982
Two Sigma Hamilton Fund		
Total net realized and unrealized gains (losses) on investments and net investment income (loss) - TSHF	$ 262,821	$ 10,064
Net income (loss) attributable to non-controlling interest - TSHF	120,158	1,510
	$ 142,663	$ 8,554
Two Sigma Hamilton Fund return, net of investment management fees and performance incentive allocations	8.3%	0.5%
Fixed income, short term investments and cash and cash equivalents		
Total net realized and unrealized gains (losses) on investments and net investment income (loss) - other	$ 5,168	$ 27,428

(1) Total cash and total investments, plus receivables for investments sold, less payables for investments purchased, payables to related parties (TSHF) and non-controlling interest (TSHF).

(2) Net realized and unrealized gains (losses) on investments, plus net investment income (loss), less non-controlling interest.

4

5 Three Months Ended March 31, ($ in thousands, except per share amounts) 2024 2023 Income (loss) per share attributable to common shareholders - basic ............................................................................................................... $ 1.42 $ 0.50 Income (loss) per share attributable to common shareholders - diluted ............................................................................................................. $ 1.38 $ 0.49 Weighted average common shares outstanding - basic ........................................................................................................................................ 110,921 103,732 Weighted average common shares outstanding - diluted ..................................................................................................................................... 114,246 104,625 Return on average common shareholders' equity - annualized ........................................................................................................................... 29.5% 12.2% At March 31, 2024 At December 31, 2023 Closing common shareholders' equity less intangible assets ............................................................................................................................... $ 2,116,854 $ 1,956,854 Closing common shareholders' equity ...................................................................................................................................................................... $ 2,209,505 $ 2,047,850 Tangible book value per common share ................................................................................................................................................................... $ 19.07 $ 17.75 Book value per common share .................................................................................................................................................................................. $ 19.90 $ 18.58 Year-to-date change in tangible book value per common share .......................................................................................................................... 7.4% 16.0% Year-to-date change in book value per common share ......................................................................................................................................... 7.1% 15.1% Financial Highlights Key Operating and Financial Metrics

6 Three Months Ended March 31, ($ in thousands, except per share amounts) 2024 2023 Revenues Gross premiums written .................................................................................................................................................................................................. $ 721,941 $ 538,164 Reinsurance premiums ceded ....................................................................................................................................................................................... (207,061) (189,666) Net premiums written ....................................................................................................................................................................................................... 514,880 348,498 Net change in unearned premiums ............................................................................................................................................................................... (129,577) (64,596) Net premiums earned ...................................................................................................................................................................................................... 385,303 283,902 Net realized and unrealized gains (losses) on investments ...................................................................................................................................... 255,371 35,133 Net investment income (loss) ......................................................................................................................................................................................... 12,618 2,359 Total net realized and unrealized gains (losses) on investments and net investment income (loss) ................................................................. 267,989 37,492 Third party fee income ..................................................................................................................................................................................................... 7,478 3,004 Other income (loss), excluding third-party fee income ............................................................................................................................................... — 29 Net foreign exchange gains (losses) ............................................................................................................................................................................. (2,125) (2,046) Total revenues ... 658,645 322,381 Expenses Losses and loss adjustment expenses ......................................................................................................................................................................... 232,352 148,561 Acquisition costs ... 84,554 65,140 Other underwriting expenses ......................................................................................................................................................................................... 43,353 39,142 Corporate expenses ... 11,502 6,664 Amortization of intangible assets ................................................................................................................................................................................... 3,252 2,770 Interest expense ... 5,708 5,529 Total expenses ... 380,721 267,806 Income (loss) before income tax .................................................................................................................................................................................... 277,924 54,575 Income tax expense (benefit) ......................................................................................................................................................................................... 592 1,573 Net income (loss) ... 277,332 53,002 Net income (loss) attributable to non-controlling interest ........................................................................................................................................... 120,158 1,510 Net income (loss) and other comprehensive income (loss) attributable to common shareholders ....................................................... $ 157,174 $ 51,492 Per share data Income (loss) per share attributable to common shareholders - basic .................................................................................................................... $ 1.42 $ 0.50 Income (loss) per share attributable to common shareholders - diluted ................................................................................................................. $ 1.38 $ 0.49 Return on average common shareholders' equity - annualized ............................................................................................................................... 29.5% 12.2% Summary Consolidated Results Statements of Operations

Summary Consolidated Results
Consolidated Balance Sheets

($ in thousands)	At March 31, 2024	At December 31, 2023	At September 30, 2023	At June 30, 2023	At March 31, 2023
Assets					
Fixed maturity investments, at fair value (amortized cost March 31, 2024: 1,926,329)	$ 1,877,130	$ 1,831,268	$ 1,631,471	$ 1,451,249	$ 1,377,937
Short-term investments, at fair value (amortized cost March 31, 2024: 351,035)	352,068	428,878	348,968	336,587	387,826
Investments in Two Sigma Funds, at fair value (cost March 31, 2024: 753,967)	953,659	851,470	979,986	868,486	656,643
Total investments	3,182,857	3,111,616	2,960,425	2,656,322	2,422,406
Cash and cash equivalents	1,085,038	794,509	804,548	818,522	945,610
Restricted cash and cash equivalents	95,565	106,351	98,979	106,696	139,205
Premiums receivable	856,111	658,363	689,042	756,275	659,722
Paid losses recoverable	169,469	145,202	138,314	132,528	72,091
Deferred acquisition costs	190,883	156,895	151,314	145,280	136,094
Unpaid losses and loss adjustment expenses recoverable	1,167,504	1,161,077	1,157,123	1,162,940	1,192,283
Receivables for investments sold	17,777	42,419	19,044	36	33,618
Prepaid reinsurance	285,984	194,306	232,211	251,818	251,727
Intangible assets	92,651	90,996	89,589	88,770	87,026
Other assets	205,186	209,621	164,015	161,364	174,478
Total assets	$ 7,349,025	$ 6,671,355	$ 6,504,604	$ 6,280,551	$ 6,114,260
Liabilities, non-controlling interest, and shareholders' equity					
Liabilities					
Reserve for losses and loss adjustment expenses	$ 3,148,782	$ 3,030,037	$ 2,948,822	$ 2,899,100	$ 2,891,512
Unearned premiums	1,132,477	911,222	951,596	924,723	871,333
Reinsurance balances payable	367,123	272,310	367,954	381,678	313,286
Payables for investments purchased	55,071	66,606	117,836	18,670	53,889
Term loan, net of issuance costs	149,859	149,830	149,801	149,772	149,744
Accounts payable and accrued expenses	155,684	186,887	159,681	149,833	113,832
Payables to related parties	75,797	6,480	9,060	4,497	4,104
Total liabilities	5,084,793	4,623,372	4,704,750	4,528,273	4,397,700
Non-controlling interest - TS Hamilton Fund	54,727	133	129	124	120
Shareholders' equity					
Common shares:					
Class A, authorized (March 31, 2024: 28,644,807), par value 0.01; issued and outstanding (March 31, 2024: 28,644,807)	286	286	305	305	305
Class B, authorized (March 31, 2024: 72,337,352), par value 0.01; issued and outstanding (March 31, 2024: 56,813,977)	568	560	427	426	427
Class C, authorized (March 31, 2024: 25,544,229), par value 0.01; issued and outstanding (March 31, 2024: 25,544,229)	255	255	305	305	305
Additional paid-in-capital	1,255,055	1,249,817	1,128,553	1,124,566	1,121,334
Accumulated other comprehensive loss	(4,441)	(4,441)	(4,441)	(4,441)	(4,441)
Retained earnings	957,782	801,373	674,576	630,993	598,510
Total shareholders' equity	2,209,505	2,047,850	1,799,725	1,752,154	1,716,440
Total liabilities, non-controlling interest, and shareholders' equity	$ 7,349,025	$ 6,671,355	$ 6,504,604	$ 6,280,551	$ 6,114,260

7

Summary Consolidated Results
Reconciliation of Consolidated GAAP Balance Sheet to Unconsolidated Balance Sheet

($ in thousands)	At March 31, 2024 Consolidated GAAP Balance Sheet	Two Sigma Hamilton Fund Balances	Unconsolidated Balance Sheet[1]
Assets			
Fixed maturity investments, at fair value	$ 1,877,130	$ -	$ 1,877,130
Short-term investments, at fair value	352,068	(348,155)	3,913
Investments in Two Sigma Funds, at fair value	953,659	911,182	1,864,841
Total investments	3,182,857	563,027	3,745,884
Cash and cash equivalents	1,085,038	(706,969)	378,069
Restricted cash and cash equivalents	95,565	-	95,565
Premiums receivable	856,111	-	856,111
Paid losses recoverable	169,469	-	169,469
Deferred acquisition costs	190,883	-	190,883
Unpaid losses and loss adjustment expenses recoverable	1,167,504	-	1,167,504
Receivables for investments sold	17,777	(13,868)	3,909
Prepaid reinsurance	285,984	-	285,984
Intangible assets	92,651	-	92,651
Other assets	205,186	(1,024)	204,162
Total assets	$ 7,349,025	$ (158,834)	$ 7,190,191
Liabilities, non-controlling interest, and shareholders' equity			
Liabilities			
Reserve for losses and loss adjustment expenses	$ 3,148,782	$ -	$ 3,148,782
Unearned premiums	1,132,477	-	1,132,477
Reinsurance balances payable	367,123	-	367,123
Payables for investments purchased	55,071	(28,132)	26,939
Term loan, net of issuance costs	149,859	-	149,859
Accounts payable and accrued expenses	155,684	(178)	155,506
Payables to related parties	75,797	(75,797)	-
Total liabilities	5,084,793	(104,107)	4,980,686
Non-controlling interest - TS Hamilton Fund	54,727	(54,727)	-
Shareholders' equity			
Common shares:			
Class A, par value $0.01	286	-	286
Class B, par value $0.01	568	-	568
Class C, par value $0.01	255	-	255
Additional paid-in-capital	1,255,055	-	1,255,055
Accumulated other comprehensive loss	(4,441)	-	(4,441)
Retained earnings	957,782	-	957,782
Total shareholders' equity	2,209,505	-	2,209,505
Total liabilities, non-controlling interest, and shareholders' equity	$ 7,349,025	$ (158,834)	$ 7,190,191

(1) We present our balance sheet on an unconsolidated basis above which we believe is meaningful and useful to investors, analysts, rating agencies and others who use our financial information to evaluate our performance. The unconsolidated balances are non-GAAP financial measures, with the above table providing an appropriate reconciliation to comparable GAAP measures.

8

Summary Consolidated Results
Net Investment Return

($ in thousands)	Three Months Ended March 31, 2024	2023
Net realized gains (losses) on investments	**$ 149,445**	**$ (37,651)**
Fixed maturities and short-term investments	*(2,942)*	*(5,681)*
TS Hamilton Fund	*152,387*	*(31,970)*
Change in net unrealized gains (losses) on investments	**105,926**	**72,784**
Fixed maturities and short-term investments	*(12,991)*	*22,557*
TS Hamilton Fund	*118,917*	*50,227*
Net realized and unrealized gains (losses) on investments	**255,371**	**35,133**
Net investment income (loss):		
Fixed maturities	16,950	8,155
Short-term investments	(1)	153
TS Hamilton Fund	3,015	3,888
Cash and cash equivalents	4,115	2,309
Other	752	423
Interest and other	**24,831**	**14,928**
Management fees	**(11,950)**	**(12,333)**
Fixed maturities and short-term investments	*(591)*	*(394)*
TS Hamilton Fund	*(11,359)*	*(11,939)*
Other expenses	**(263)**	**(236)**
Fixed maturities and short-term investments	*(124)*	*(94)*
TS Hamilton Fund	*(139)*	*(142)*
Net investment income (loss)	**12,618**	**2,359**
Total net realized and unrealized gains (losses) on investments and net investment income (loss)	**267,989**	**37,492**
Net income attributable to non-controlling interest	120,158	1,510
Total net realized and unrealized gains (losses) on investments and net investment income (loss), net of non-controlling interest	**$ 147,831**	**$ 35,982**
Fixed income, short-term investments and cash and cash equivalents return	$ 5,168	$ 27,428
TS Hamilton Fund return[1]	142,663	8,554

(1) Net of non-controlling interest performance incentive allocation

9

Summary Consolidated Results
Fixed Maturity and Short-Term Investments

($ in thousands)

Fixed Maturity Trading Portfolio and Short-Term Investments[1]	At March 31, 2024 Fair Value	At March 31, 2024 % of Total	Weighted Average Credit Rating	At December 31, 2023 Fair Value	At December 31, 2023 % of Total	Weighted Average Credit Rating
Fixed maturities						
U.S. government treasuries	$ 621,251	28%	Aaa	$ 708,250	31%	Aaa
U.S. states, territories and municipalities	4,228	—%	Aa2	4,370	—%	Aa2
Non-U.S. sovereign governments and supranationals	61,989	3%	Aa1	56,246	2%	Aa2
Corporate	901,383	41%	A2	863,876	39%	A3
Residential mortgage-backed securities - Agency	217,781	10%	Aaa	168,513	7%	Aaa
Residential mortgage-backed securities - Non-agency	5,422	—%	Aaa	4,984	—%	Aaa
Commercial mortgage-backed securities - Non-agency	32,470	1%	Aaa	10,423	1%	Aa1
Other asset-backed securities	32,606	1%	Aaa	14,606	1%	Aaa
Total fixed maturities	1,877,130	84%	Aa3	1,831,268	81%	Aa3
Short-term investments	352,068	16%	Aaa	428,878	19%	Aaa
Total fixed maturities and short-term investments	$ 2,229,198	100%	Aa2	$ 2,260,146	100%	Aa2

Fixed Maturity and Short-Term Investments Credit Quality Summary	At March 31, 2024 % of Total	At December 31, 2023 % of Total
Investment grade	100%	100%
Non-investment grade	0%	0%
Total	100%	100%

Fixed Maturity and Short-Term Investments - Trading Portfolio[2]	At March 31, 2024	At December 31, 2023
Average credit quality	Aa3	Aa3
Average yield to maturity	4.9%	4.5%
Book yield	3.7%	3.6%
Expected average duration (in years)	3.3	3.3

(1) Includes $348.2 million and $428.9 million of short-term investments, at March 31, 2024 and December 31, 2023, respectively, not managed by our external investment managers.

(2) Fixed income portfolio managed by our external investment managers only.

10

Segment Results
Consolidated Underwriting Results

($ in thousands)	Three Months Ended March 31, 2024 International	Bermuda	Total	Three Months Ended March 31, 2023 International	Bermuda	Total
Gross premiums written	$ 320,841	$ 401,100	$ 721,941	$ 247,114	$ 291,050	$ 538,164
Net premiums written	185,033	329,847	514,880	122,019	226,479	348,498
Net premiums earned	196,814	188,489	385,303	149,515	134,387	283,902
Third party fee income	3,586	3,892	7,478	2,902	102	3,004
Losses and loss adjustment expenses	116,162	116,190	232,352	70,393	78,168	148,561
Acquisition costs	47,720	36,834	84,554	37,193	27,947	65,140
Other underwriting expenses	31,203	12,150	43,353	28,461	10,681	39,142
Underwriting income (loss)	$ 5,315	$ 27,207	$ 32,522	$ 16,370	$ 17,693	$ 34,063
Key Ratios:						
Attritional loss ratio - current year	56.0%	58.4%	57.2%	49.9%	48.1%	49.1%
Attritional loss ratio - prior year development	2.9%	3.2%	3.1%	(4.2%)	6.1%	0.6%
Catastrophe loss ratio - current year	0.0%	0.0%	0.0%	0.0%	3.9%	1.8%
Catastrophe loss ratio - prior year development	0.1%	0.0%	0.0%	1.4%	0.1%	0.8%
Loss and loss adjustment expense ratio	59.0%	61.6%	60.3%	47.1%	58.2%	52.3%
Acquisition cost ratio	24.2%	19.5%	21.9%	24.9%	20.8%	22.9%
Other underwriting expense ratio	14.0%	4.4%	9.3%	17.1%	7.9%	12.7%
Combined ratio	97.2%	85.5%	91.5%	89.1%	86.9%	87.9%

11

Segment Results

5Q Consolidated Underwriting Results - Group

($ in thousands)	Three Months Ended March 31, 2024	Three Months Ended December 31, 2023	Three Months Ended September 30, 2023	Three Months Ended June 30, 2023	Three Months Ended March 31, 2023	Year Ended December 31, 2023
Gross premiums written	$ 721,941	$ 433,791	$ 474,123	$ 504,960	$ 538,164	$ 1,951,038
Net premiums written	514,880	363,666	383,566	384,708	348,498	1,480,438
Net premiums earned	385,303	366,135	337,036	331,460	283,902	1,318,533
Third party fee income	7,478	10,480	2,301	2,449	3,004	18,234
Losses and loss adjustment expenses	232,352	195,049	191,577	179,416	148,561	714,603
Acquisition costs	84,554	88,615	78,537	76,856	65,140	309,148
Other underwriting expenses	43,353	56,923	44,357	42,743	39,142	183,165
Underwriting income (loss)	$ 32,522	$ 36,028	$ 24,866	$ 34,894	$ 34,063	$ 129,851
Key Ratios:						
Attritional loss ratio - current year	57.2%	53.2%	54.8%	51.0%	49.1%	52.2%
Attritional loss ratio - prior year development	3.1%	(1.7%)	(0.1%)	(1.6%)	0.6%	(0.8%)
Catastrophe loss ratio - current year	0.0%	1.9%	3.9%	5.0%	1.8%	3.2%
Catastrophe loss ratio - prior year development	0.0%	(0.1%)	(1.8%)	(0.3%)	0.8%	(0.4%)
Loss and loss adjustment expense ratio	60.3%	53.3%	56.8%	54.1%	52.3%	54.2%
Acquisition cost ratio	21.9%	24.2%	23.3%	23.2%	22.9%	23.4%
Other underwriting expense ratio	9.3%	12.7%	12.5%	12.2%	12.7%	12.5%
Combined ratio	91.5%	90.2%	92.6%	89.5%	87.9%	90.1%

12

Segment Results
5Q Underwriting Results - International

($ in thousands)	Three Months Ended March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	Year Ended December 31, 2023
Gross premiums written	$ 320,841	$ 273,472	$ 307,140	$ 277,796	$ 247,114	$ 1,105,522
Net premiums written	185,033	216,712	234,621	197,047	122,019	770,399
Net premiums earned	196,814	198,725	178,632	176,636	149,515	703,508
Third party fee income	3,586	2,267	2,115	2,401	2,902	9,685
Losses and loss adjustment expenses	116,162	106,349	97,820	87,575	70,393	362,137
Acquisition costs	47,720	55,009	47,236	47,260	37,193	186,698
Other underwriting expenses	31,203	37,767	31,634	29,540	28,461	127,402
Underwriting income (loss)	$ 5,315	$ 1,867	$ 4,057	$ 14,662	$ 16,370	$ 36,956
Key Ratios:						
Attritional loss ratio - current year	56.0%	54.5%	54.6%	52.9%	49.9%	53.2%
Attritional loss ratio - prior year development	2.9%	(1.4%)	(5.3%)	(3.3%)	(4.2%)	(3.5%)
Catastrophe loss ratio - current year	0.0%	0.0%	5.1%	0.9%	0.0%	1.5%
Catastrophe loss ratio - prior year development	0.1%	0.4%	0.4%	(0.9%)	1.4%	0.3%
Loss and loss adjustment expense ratio	59.0%	53.5%	54.8%	49.6%	47.1%	51.5%
Acquisition cost ratio	24.2%	27.7%	26.4%	26.8%	24.9%	26.5%
Other underwriting expense ratio	14.0%	17.9%	16.5%	15.4%	17.1%	16.7%
Combined ratio	97.2%	99.1%	97.7%	91.8%	89.1%	94.7%

13

Segment Results
5Q Underwriting Results - Bermuda

($ in thousands)	Three Months Ended March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	Year Ended December 31, 2023
Gross premiums written	$ 401,100	$ 160,319	$ 166,983	$ 227,164	$ 291,050	$ 845,516
Net premiums written	329,847	146,954	148,945	187,661	226,479	710,039
Net premiums earned	188,489	167,410	158,404	154,824	134,387	615,025
Third party fee income	3,892	8,213	186	48	102	8,549
Losses and loss adjustment expenses	116,190	88,700	93,757	91,841	78,168	352,466
Acquisition costs	36,834	33,606	31,301	29,596	27,947	122,450
Other underwriting expenses	12,150	19,156	12,723	13,203	10,681	55,763
Underwriting income (loss)	$ 27,207	$ 34,161	$ 20,809	$ 20,232	$ 17,693	$ 92,895
Key Ratios:						
Attritional loss ratio - current year	58.4%	51.8%	55.1%	48.9%	48.1%	51.1%
Attritional loss ratio - prior year development	3.2%	(2.2%)	5.7%	0.3%	6.1%	2.3%
Catastrophe loss ratio - current year	0.0%	4.1%	2.6%	9.8%	3.9%	5.1%
Catastrophe loss ratio - prior year development	0.0%	(0.7%)	(4.2%)	0.3%	0.1%	(1.2%)
Loss and loss adjustment expense ratio	61.6%	53.0%	59.2%	59.3%	58.2%	57.3%
Acquisition cost ratio	19.5%	20.1%	19.8%	19.1%	20.8%	19.9%
Other underwriting expense ratio	4.4%	6.5%	7.9%	8.5%	7.9%	7.7%
Combined ratio	85.5%	79.6%	86.9%	86.9%	86.9%	84.9%

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Other Information

Modeled Exposure to Catastrophe Losses (PML)

Net Probable Maximum Loss ("PML") as of April 1, 2024

($ in millions)

Region	Peril	Probability of Exceedance	Group Net PML ($m)[1]	% of Shareholders' Equity
Florida	U.S. Hurricane	1 in 100	$ 194.0	8.8%
Northeast	U.S. Hurricane	1 in 100	176.1	8.0%
Gulf (TX - AL)	U.S. Hurricane	1 in 100	164.4	7.4%
California	Earthquake	1 in 250	273.1	12.4%
Pacific Northwest	Earthquake	1 in 250	109.5	5.0%

(1) Group Net PML is a measure of loss across all Hamilton entities net of recoveries from various reinsurance contracts and catastrophe bonds we purchase to mitigate catastrophe losses and net of estimated reinstatement premium to renew coverage.

Our peak natural catastrophe PMLs are derived using vendor catastrophe models that serve as a baseline and proprietary tools that allow us to make a number of significant adjustments. Adjustments are informed by periodic evaluation of vendor models and risk learning from comparing actual and modeled losses of catastrophe events, thus allowing for a view of risk that we believe is materially more complete and appropriate to the current risk landscape.

Our peak natural catastrophe PMLs are measured using stochastic models that use hypothetical events of perils such as hurricanes and earthquakes. We define PML as the anticipated loss, taking into account contract terms and limits, caused by a single catastrophe affecting a broad contiguous geographical area, and are expressed at refine "return periods", such as "100-year events" and "250 year events". For example, a 100-year PML is the estimated loss to the current in-force portfolio from a single event which has a 1% probability of being exceeded in a twelve month period.

Due to the uncertain nature of catastrophes and the hypothetical nature of vendor catastrophe models we use for estimating losses, there is no assurance that actual losses we experience within a time period will match the modeled PML. This approach to measuring catastrophe losses, however, is consistent with the best practice in the industry and employed by almost all of our peers.

15

Other Information
Non-GAAP Measures

We present our results of operations in a way that we believe will be the most meaningful and useful to investors, analysts, rating agencies and others who use our financial information to evaluate our performance. Some of the measurements are considered non-GAAP financial measures under SEC rules and regulations. In this Supplementary Financial Information, we present underwriting income (loss), a non-GAAP financial measure as defined in Item 10(e) of SEC Regulation S-K. We believe that non-GAAP financial measures, which may be defined and calculated differently by other companies, help explain and enhance the understanding of our results of operations. However, these measures should not be viewed as a substitute for those determined in accordance with U.S. GAAP. Where appropriate, reconciliations of our non-GAAP measures to the most comparable GAAP figures are included below.

Underwriting Income (Loss)

We calculate underwriting income (loss) on a pre-tax basis as net premiums earned less losses and loss adjustment expenses, acquisition costs and other underwriting expenses (net of third party fee income). We believe that this measure of our performance focuses on the core fundamental performance of the Company's reportable segments in any given period and is not distorted by investment market conditions, corporate expense allocations or income tax effects.

The following table reconciles underwriting income (loss) to net income (loss), the most comparable GAAP financial measure:

($ in thousands)	Three Months Ended March 31, 2024	Three Months Ended March 31, 2023
Underwriting income (loss)	$ 32,522	$ 34,063
Total net realized and unrealized gains (losses) on investments and net investment income (loss)	267,989	37,492
Other income (loss), excluding third party fee income	—	29
Net foreign exchange gains (losses)	(2,125)	(2,046)
Corporate expenses	(11,502)	(6,664)
Amortization of intangible assets	(3,252)	(2,770)
Interest expense	(5,708)	(5,529)
Income tax (expense) benefit	(592)	(1,573)
Net income (loss), prior to non-controlling interest	$ 277,332	$ 53,002

Third Party Fee Income

Third party fee income includes income that is incremental and/or directly attributable to our underwriting operations. It is primarily comprised of fees earned by the International Segment for management services provided to third party syndicates and consortia and by the Bermuda Segment for performance based management fees generated by our third party capital manager, Ada Capital Management Limited. We believe that this measure is a relevant component of our underwriting income (loss).

($ in thousands)	Three Months Ended March 31, 2024	Three Months Ended March 31, 2023
Third party fee income	$ 7,478	$ 3,004
Other income (loss), excluding third party fee income	—	29
Other income (loss)	$ 7,478	$ 3,033

16

17 Three Months Ended March 31, ($ in thousands) 2024 2023 Other underwriting expenses ........................................................................................................................................................................................ $ 43,353 $ 39,142 Corporate expenses ....................................................................................................................................................................................................... 11,502 6,664 General and administrative expenses ......................................................................................................................................................................... $ 54,855 $ 45,806 Other Information Non-GAAP Measures Other Underwriting Expenses Other underwriting expenses include those general and administrative expenses that are incremental and/or directly attributable to our underwriting operations. While this measure is presented in Note 8, Segment Reporting, in the unaudited condensed consolidated financial statements, it is considered a non-GAAP financial measure when presented elsewhere. Corporate expenses include holding company costs necessary to support our reportable segments. As these costs are not incremental and/or directly attributable to our underwriting operations, these costs are excluded from other underwriting expenses, and therefore, underwriting income (loss). General and administrative expenses, the most comparable GAAP financial measure to other underwriting expenses, also includes corporate expenses. The table below reconciles other underwriting expenses to general and administrative expenses, the most comparable GAAP financial measure: Other Underwriting Expense Ratio Other Underwriting Expense Ratio is a measure of the other underwriting expenses (net of third party fee income) incurred by the Company and is expressed as a percentage of net premiums earned. Loss Ratio Catastrophe Loss Ratio – current year is the catastrophe losses incurred by the company relating to the current year divided by net premiums earned. Catastrophe Loss Ratio – prior year development is the catastrophe losses incurred by the company relating to prior years divided by net premiums earned. Attritional Loss Ratio – current year is the attritional losses incurred by the company relating to the current year divided by net premiums earned. Attritional Loss Ratio – prior year development is the attritional losses incurred by the company relating to prior years divided by net premiums earned. Combined Ratio Combined Ratio is a measure of our underwriting profitability and is expressed as the sum of the loss and loss adjustment expense ratio, acquisition cost ratio and other underwriting expense ratio. A combined ratio under 100% indicates an underwriting profit, while a combined ratio over 100% indicates an underwriting loss.